UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2004

Cognizant Technology Solutions Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Glenpointe Centre West Teaneck, New Jersey	07666

(Address of Principal Executive Offices)	(Zip Code)

(201) 801-0233
(Registrant’s telephone number,
including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02. Results of Operations and Financial Condition.

     On October 26, 2004, Cognizant Technology Solutions Corporation, a Delaware corporation (the “Company”), issued a press release to report the Company’s financial results for the quarter ended September 30, 2004. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*

Item 7.01. Regulation FD Disclosure.

     On October 26, 2004, the Company issued a press release announcing plans to further expand the Company’s India-based facilities and related expenditures. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.2.*

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release of Cognizant Technology Solutions Corporation dated October 26, 2004 reporting its financial results.
99.2	Press Release of Cognizant Technology Solutions Corporation dated October 26, 2004 announcing plans to further expand its India-based facilities.

     * The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
By:	/s/ Gordon Coburn
	Name:	Gordon Coburn
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Date: October 26, 2004